UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 18, 2003

Andersen Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1460	06-0659863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue Suite 1202 New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)
(212) 826-8942
Registrant's telephone number, including area code

Item 5.     Other Events and Required Regulation FD Disclosure

On December 18, 2003, Andersen Group, Inc. (the "Company") issued a press release announcing that it had received notification that its planned acquisition of ComCor-TV (CCTV), the Russia-based provider of cable television and broadband Internet access services, has been approved by the Ministry of the Russian Federation on Anti-Monopoly Policy, and that the Company expects to close on the acquisition by mid-January 2004.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits

(c)     Exhibits

The following is furnished as an Exhibit to this report:

Exhibit No.                                     Description of Exhibit

99.1                                                 Press Release dated December 18, 2003.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Andersen Group, Inc.
(Registrant)

Date: December 18, 2003	/s/ Andrew M. O'Shea
Andrew M. O'Shea
Chief Financial Officer